                               JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------

                                      CASH
                                    RESERVE,
                                      INC.



                                  ANNUAL REPORT



                                December 31, 1995

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                JAMES F. CARLIN*
                             WILLIAM H. CUNNINGHAM*
                               CHARLES L. LADNER*
                              LEO E. LINBECK, JR.*
                              PATRICIA P. MCCARTER*
                              STEVEN R. PRUCHANSKY*
                     LT. GEN. NORMAN H. SMITH, USMC (RET.)*
                                 JOHN P. TOOLAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                THOMAS H. DROHAN
                       Senior Vice President and Secretary
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                      Vice President and Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                               CHAIRMAN'S MESSAGE


DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                       BY DAWN BAILLIE, PORTFOLIO MANAGER


                                  JOHN HANCOCK
                               CASH RESERVE, INC.


                 MONEY MARKET YIELDS STABLE THROUGHOUT THE YEAR,
                     APPROACHING HIGHEST LEVEL IN FOUR YEARS



Money market yields were relatively stable throughout 1995 and approached their highest levels in almost four years. The second half of the year continued to bring falling interest rates and booming equity markets. For money markets, the driving force was again the Federal Reserve. After increasing short-term rates for a seventh time early in 1995 in order to slow growth and stem inflation, the Fed lowered short-term interest rates twice during the second half of the year. It reversed its course based on lower inflation expectations after it became clear that the economy's growth had slowed but not stopped. The first cut in the federal funds rate that banks charge each other for overnight loans was by one quarter percentage point and came in July. A second quarter-percent cut followed in December, bringing the rate down to 5.5%.

[A 2 1/2" x 2" photo of Dawn Baillie at bottom center. Caption reads: "Dawn Baillie".]

                                    [CAPTION]
 "...THE FED REVERSED COURSE AND LOWERED SHORT-TERM INTEREST RATES TWICE DURING
                              THE SECOND HALF..."

On December 31, 1995, John Hancock Cash Reserve, Inc. had a 7-day average yield of 5.05%. By comparison, the average taxable money fund had a 7-day average yield of 5.15%, according to IBC/Donoghue's Money Fund Report.

MATURITY SHORTER THAN AVERAGE AT YEAR END
The Fund's average maturity shortened in the second half of the year, from almost 55 days in June to an average 37 days at the end of the Fund's fiscal year on December 31, 1995. That compared to the average 53 days for Donoghue's All-Taxable Group. This change in strategy was driven by heightened shareholder activity and a corresponding focus on liquidity in the Fund's second half. Because of the strong performance of the stock and bond markets in 1995, more investors moved money more frequently

                     John Hancock Funds - Cash Reserve, Inc.


[Bar chart with the heading "7-Day Yield" at top of left hand column. Under the heading is the footnote: "As of December 31, 1995." The chart is scaled in increments of 2% from top to bottom, with 6% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 5.05% 7-day yield for John Hancock Cash Reserve Fund, Inc. The second represents the 5.15% 7-day yield for the average taxable money market fund. Footnote below reads:
"The average taxable money market fund is tracked by IBC/Donoghue's Money Fund Report."]

between the Cash Reserve, Inc. and equity funds in the hopes of capitalizing on the strength in the equity markets. As a result, the Fund made shorter-term investments. Another factor contributing to our shorter-than-average maturity was what we call the "year-end effect." Money market yields often spike up at year end due to technical pressures that cause rates to rise in the very short term. The Fund's shortened position allowed it to take advantage of that effect. Going forward, we intend to extend our maturity out closer to the average, and possibly even longer to gain protection against the possibility that the Federal Reserve further lowers rates to give the economy a boost. However, liquidity will remain our number one priority for the time being.

WHAT NEXT FOR MONEY MARKET YIELDS?
There are three keys to the outlook for interest rates in 1996: the growth rate of the economy, the path of inflation and the outcome of federal budget negotiations. We expect the economy will grow slowly in 1996 because there is no obvious source of strength to galvanize growth. Consumer spending has been slack and looks to remain so in 1996. On the credit side, consumers appear to be fully extended, with their level of debt as a share of disposable income now back to its 1989 peak. Currently, the economy is going through an inventory correction that should last through the first quarter of 1996. Once it ends, there will be some pickup in activity, putting us on a growth path most likely between 2.2% and 2.5%. Given a slow U.S. economy and mediocre growth abroad, the outlook for inflation is moderately benign. As a result, we could well see the Federal Reserve lower short-term rates another half a percentage point by June in an attempt to prevent slow growth from slipping into recession. One thing is certain. The tide has turned and today's environment favors lower interest rates over the near term. The timing of any cuts would depend on current budget negotiations, as well as the delayed release of economic data. We will watch all these things very carefully, as they will be factors, along with our liquidity needs, in implementing the Fund's strategies.

--------------------------------------------------------------------------------
The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain a net asset value of $1.00 per share.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

                                   [CAPTION]
      "TODAY'S ENVIRONMENT FAVORS LOWER INTEREST RATES OVER THE NEAR TERM."

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments, in money market instruments,
   at value - Note C:
   Commercial paper (cost $69,286,709)...................  $ 69,286,709
   Negotiable bank certificates of deposit
     (cost $3,000,000)...................................     3,000,000
   Corporate interest-bearing obligations
     (cost $18,862,555)..................................    18,862,555
   U.S. government obligation (cost - $5,333,482)........     5,333,482
   Joint repurchase agreement (cost - $24,109,000).......    24,109,000
                                                           ------------
                                                            120,591,746
  Cash...................................................       124,360
  Interest receivable....................................       507,480
  Other assets...........................................        31,479
                                                           ------------
                    Total Assets.........................   121,255,065
                    ---------------------------------------------------
LIABILITIES:
  Payable for shares repurchased.........................       295,812
  Payable for investments purchased......................     1,015,767
  Dividend payable.......................................        49,819
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B...............................        55,890
  Accounts payable and accrued expenses..................        74,799
                                                           ------------
                    Total Liabilities....................     1,492,087
                    ---------------------------------------------------
NET ASSETS:
  Capital paid-in........................................   119,762,978
                                                           ------------
                    Net Assets...........................  $119,762,978
                    ===================================================
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE:
 (based on 119,762,978 shares of beneficial interest
 outstanding - unlimited number of shares authorized
 with no par value)......................................  $       1.00
================================================================================

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest...............................................  $6,933,186
                                                           ----------

  Expenses:
   Investment management fee - Note B....................     405,945
   Transfer agent fee - Note B...........................     183,688
   Custodian fee.........................................      56,582
   Registration and filing fees..........................      49,452
   Auditing fee..........................................      40,431
   Printing..............................................      35,536
   Miscellaneous.........................................      20,542
   Trustees' fees........................................      16,583
   Legal fees............................................      14,967
   Advisory board fee....................................      13,222
                                                           ----------
                Total Expenses...........................     836,948
                -----------------------------------------------------
                Net Investment Income ...................   6,096,238
                -----------------------------------------------------
                Net Increase in Net Assets
                Resulting from Operations ...............  $6,096,238
                =====================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                                         ---------------------------
                                                                                            1995            1994
                                                                                         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment Income................................................................  $  6,096,238   $  6,711,161
                                                                                         ------------   ------------
   Net Increase in Net Assets Resulting from Operations................................     6,096,238      6,711,161
                                                                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income ($0.0526 and $0.0368 per share, respectively)...    (6,096,238)    (6,711,161)
                                                                                         ------------   ------------

FROM FUND SHARE TRANSACTIONS - NET*....................................................   (22,538,046)    11,895,566
                                                                                         ------------   ------------
NET ASSETS:
  Beginning of period..................................................................   142,301,024    130,405,458
                                                                                         ------------   ------------
  End of period........................................................................  $119,762,978   $142,301,024
                                                                                         ============   ============
* ANALYSIS OF FUND SHARE TRANSACTIONS AT $1 PER SHARE:

  Shares sold..........................................................................  $314,379,252   $898,557,224
  Shares issued to shareholders in reinvestment of distributions.......................     5,606,946      5,942,196
                                                                                         ------------   ------------
                                                                                          319,986,198    904,499,420
  Less shares repurchased..............................................................  (342,524,244)  (892,603,854)
                                                                                         ------------   ------------
  Net increase (decrease)..............................................................  $(22,538,046)  $ 11,895,566
                                                                                         ============   ============


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.


FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios, and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------
                                                                       1995      1994(a)     1993       1992       1991
                                                                     --------   --------   --------   --------   --------
Per Share Operating Performance

  Net Asset Value, Beginning of Period..........................     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                     --------   --------   --------   --------   --------
  Net Investment Income.........................................         0.05       0.04       0.03       0.03       0.06
                                                                     --------   --------   --------   --------   --------

  Less Distributions

  Dividends from Net Investment Income..........................        (0.05)     (0.04)     (0.03)     (0.03)     (0.06)
                                                                     --------   --------   --------   --------   --------

  Net Asset Value, End of Period................................     $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                     ========   ========   ========   ========   ========
  Total Investment Return at Net Asset Value (b)................         5.38%      3.74%      2.60%      3.33%      5.79%

Ratios and Supplemental Data

  Net Assets, End of Period (000's omitted).....................     $119,763   $142,301   $130,405   $266,349   $416,198
  Ratio of Expenses to Average Net Assets.......................         0.73%      0.62%      0.66%      0.63%      0.57%
  Ratio of Net Investment Income to Average Net Assets..........         5.30%      3.72%      2.58%      3.34%      5.66%

(a) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

(b) Total investment return assumes dividend reinvestment.


THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF NET INVESTMENT INCOME AND DIVIDENDS ON A SINGLE SHARE FOR THE PERIOD INDICATED. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.


SCHEDULE OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY CASH RESERVE, INC. ON DECEMBER 31, 1995. IT'S DIVIDED INTO FIVE TYPES OF SHORT-TERM INVESTMENTS. MOST CATEGORIES OF SHORT-TERM INVESTMENTS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUP.

                                                                                                     PAR VALUE
                                                                                INTEREST  QUALITY     (000'S
ISSUER, DESCRIPTION                                                              RATE     RATINGS*   OMITTED)     VALUE
-------------------                                                              ----     --------   --------     -----
COMMERCIAL PAPER
BANKING (9.33%)
  Bank of New York, NY
   01-17-96...................................................................  5.770%    Tier 1     $5,500       $ 5,485,896
  Bank of New York, NY
   01-23-96...................................................................  5.840     Tier 1        500           498,216
  Barnett Banks Inc
   01-09-96...................................................................  5.840     Tier 1      3,200         3,195,847
  PNC Bank Corp.,
   02-05-96...................................................................  5.770     Tier 1      2,000         1,988,781
                                                                                                                  -----------
                                                                                                                   11,168,740
                                                                                                                  -----------
BANKING - FOREIGN (4.25%)
  Toronto-Dominion Holdings USA, Inc.,
   01-19-96...................................................................  5.800     Tier 1      5,100         5,085,210
                                                                                                                  -----------
BROKER SERVICES (11.24%)
  Bear Stearns Cos., Inc.,
   01-02-96...................................................................  5.750     Tier 1      1,600         1,599,744
  Goldman Sachs Group., L.P.
   01-05-96...................................................................  5.770     Tier 1      1,000           999,359
  Goldman Sachs Group., L.P.
   01-12-96...................................................................  5.750     Tier 1      5,000         4,991,215
  Merrill Lynch & Co., Inc.,
   01-19-96...................................................................  5.740     Tier 1      2,900         2,891,677
  Merrill Lynch & Co., Inc.,
   01-31-96...................................................................  5.760     Tier 1      3,000         2,985,600
                                                                                                                  -----------
                                                                                                                   13,467,595
                                                                                                                  -----------
FINANCE (10.07%)
  American Honda Finance Corp.,
   01-19-96...................................................................  5.830     Tier 1      1,000           997,085
  American Honda Finance Corp.,
   01-19-96...................................................................  5.850     Tier 1        800           797,660
  American Honda Finance Corp.,
   01-26-96...................................................................  5.780     Tier 1      1,300         1,294,782


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.


                                                                                                     PAR VALUE
                                                                                INTEREST  QUALITY     (000'S
ISSUER, DESCRIPTION                                                              RATE     RATINGS*   OMITTED)     VALUE
-------------------                                                              ----     --------   --------     -----
FINANCE (CONTINUED)
  American Honda Finance Corp.,
   01-30-96...................................................................  5.770%    Tier 1     $3,000       $ 2,986,056
  International Business Machines
   01-02-96...................................................................  6.220     Tier 1      2,000         1,999,654
  International Business Machines
   01-04-96...................................................................  5.850     Tier 1      4,000         3,998,050
                                                                                                                  -----------
                                                                                                                   12,073,287
                                                                                                                  -----------
FOOD (1.84%)
  Heinz (H.J.) Co.,
   01-03-96...................................................................  5.750     Tier 1      2,200         2,199,297
                                                                                                                  -----------
MORTGAGE BANKING (3.99%)
  Countrywide Funding Corp.,
   01-26-96...................................................................  5.800     Tier 1        800           796,778
  Countrywide Funding Corp.,
   02-02-96...................................................................  5.820     Tier 1      4,000         3,979,307
                                                                                                                  -----------
                                                                                                                    4,776,085
                                                                                                                  -----------
RETAIL STORES (6.47%)
  Dayton Hudson Corp.,
   01-12-96...................................................................  5.850     Tier 1      1,660         1,657,033
  Sears Roebuck Acceptance Corp.,
   01-08-96...................................................................  5.760     Tier 1      2,000         1,997,760
  Sears Roebuck Acceptance Corp.,
   01-11-96...................................................................  5.790     Tier 1      4,100         4,093,406
                                                                                                                  -----------
                                                                                                                    7,748,199
                                                                                                                  -----------
UTILITIES (10.66%)
  Bell Atlantic Financial Services,
   01-19-96...................................................................  5.760     Tier 1      4,200         4,187,904
  NYNEX Corp.,
   01-10-96...................................................................  6.030     Tier 1      1,000           998,492
  Public Service Electric and Gas Co.,
   01-16-96...................................................................  5.820     Tier 1      4,000         3,990,300
  Public Service Electric and Gas Co.,
   01-18-96...................................................................  5.780     Tier 1      2,100         2,094,268
  U.S West Communications, Inc.,
   01-12-96...................................................................  5.820     Tier 1      1,500         1,497,332
                                                                                                                  -----------
                                                                                                                   12,768,296
                                                                                                                  -----------
                                                        TOTAL COMMERCIAL PAPER
                                                            (Cost $69,286,709)                       (57.85%)      69,286,709
                                                                                                     ------       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.


                                                                                                     PAR VALUE
                                                                                INTEREST  QUALITY     (000'S
ISSUER, DESCRIPTION                                                              RATE     RATINGS*   OMITTED)     VALUE
-------------------                                                              ----     --------   --------     -----
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
U.S.BANKS (2.50%)
  Morgan Guaranty Trust Co., NY
   10-30-96...................................................................  6.000%    Tier 1     $3,000       $ 3,000,000
                                                                                                                  -----------
                                                         TOTAL NEGOTIABLE BANK
                                                       CERTIFICATES OF DEPOSIT
                                                             (Cost $3,000,000)                        (2.50%)       3,000,000
                                                                                                     ------       -----------

CORPORATE INTEREST BEARING OBLIGATIONS
AUTOMOTIVE (4.12%)
  General Motors Acceptance Corp.,
   03-13-96...................................................................  8.900     Tier 1      1,900         1,909,571
  General Motors Acceptance Corp.,
   05-02-96...................................................................  8.650     Tier 1      3,000         3,022,461
                                                                                                                  -----------
                                                                                                                    4,932,032
                                                                                                                  -----------
BANKING (5.26%)
  Keycorp.,
   04-25-96...................................................................  6.000     Tier 1      1,480         1,480,769
  Norwest Corp.,
   07-01-96...................................................................  8.875     Tier 1      1,400         1,421,428
  PNC Bank NA
   09-18-96...................................................................  5.650     Tier 1      3,400         3,395,403
                                                                                                                  -----------
                                                                                                                    6,297,600
                                                                                                                  -----------
FINANCE (6.37%)
  American Express Credit Corp.,
   03-05-96...................................................................  6.900     Tier 1      1,500         1,501,760
  Associates Corp.of North America
   03-01-96...................................................................  8.800     Tier 1      4,615         4,636,602
  CIT Group Holdings, Inc.,
   03-15-96...................................................................  4.750     Tier 1      1,500         1,494,561
                                                                                                                  -----------
                                                                                                                    7,632,923
                                                                                                                  -----------
                                                      TOTAL CORPORATE INTEREST
                                                           BEARING OBLIGATIONS
                                                            (Cost $18,862,555)                       (15.75%)      18,862,555
                                                                                                     ------       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.


                                                                                                     PAR VALUE
                                                                                INTEREST  QUALITY     (000'S
ISSUER, DESCRIPTION                                                              RATE     RATINGS*   OMITTED)     VALUE
-------------------                                                              ----     --------   --------     -----
U.S.GOVERNMENT OBLIGATION
GOVERNMENTAL - U.S.AGENCIES (4.46%)
  Federal National Mortgage Assn,
   01-02-96...................................................................  9.500%    Tier 1     $5,000       $  5,333,482
                                                                                                                  ------------
                                               TOTAL U.S.GOVERNMENT OBLIGATION
                                                             (Cost $5,333,482)                        (4.46%)        5,333,482
                                                                                                     ------       ------------
JOINT REPURCHASE AGREEMENT
  Investment in a joint repurchase
   agreement transaction with
   SBC Capital Markets, Inc.
   Dated 12-29-95, due 01-02-96
   (secured by U.S. Treasury Bonds, 11.625% due
   11-15-04 and 14.00% due 11-15-11)..........................................   5.90%               24,109         24,109,000
                                                                                                                  ------------
                                              TOTAL JOINT REPURCHASE AGREEMENT
                                                            (Cost $24,109,000)                      ( 20.13%)       24,109,000
                                                                                                     ------       ------------
                                                             TOTAL INVESTMENTS                      (100.69%)     $120,591,746
                                                                                                     ======       ============


* Quality ratings indicate the categories of eligible securities, as defined by Rule 2a-7 of the Investment Company Act of 1940, owned by the Fund and are unaudited.

The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.


NOTE A --
ACCOUNTING POLICIES

John Hancock Cash Reserve, Inc.(the "Fund") is a diversified, open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide maximum current income, consistent with capital preservation and liquidity. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS The Directors have determined appropriate methods for valuing portfolio securities. Accordingly, portfolio securities are valued at amortized cost, in accordance with Rule 2a-7 of the Investment Company Act of 1940, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Interest income on certain portfolio securities such as negotiable bank certificates of deposit and interest bearing notes is accrued daily and included in interest receivable.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies. Accordingly, the Fund will not be subject to Federal income tax on taxable earnings which are distributed to shareholders.

DIVIDENDS The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day and distributed monthly.

NOTE B --
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND TRANSACTIONS WITH AFFILIATES
AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.35% of the Fund's average daily net assets.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   The Board of Directors approved a shareholder servicing agreement between the Fund and John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group, for the period between December 22, 1994 and May 12, 1995, inclusive under which Investor Services processed telephone transactions on behalf of the Fund. As of May 15, 1995, the Fund entered into a full service transfer agent agreement with Investor Services. Prior to this date The Shareholder Services Group was the transfer agent. The Fund pays Investor Services a fee based on the number of shareholder accounts and certain out-of-pocket expenses.

   Mr. Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as Trustee of the Fund. The compensation of

                          NOTES TO FINANCIAL STATEMENTS

                     John Hancock Funds - Cash Reserve, Inc.


unaffiliated Directors is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Directors may elect to defer their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as other assets. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

   The Fund has an independent advisory board composed of certain members of the former Transamerica Board of Trustees who provide advice to the current Trustees in order to facilitate a smooth management transition. The Fund pays the advisory board and its counsel a fee.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities, including discount earned on investment securities, other than obligations of the U.S. government and its agencies, for the period ended December 31, 1995 aggregated $2,951,768,014 and $2,975,569,268, respectively. Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies for the period ended December 31, 1995, aggregated $32,590,968 and $30,253,891, respectively.

   The cost of investments owned at December 31, 1995 for Federal income tax purposes was $120,591,746.

                     John Hancock Funds - Cash Reserve, Inc.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of John Hancock Cash Reserve, Inc. --

We have audited the accompanying statement of assets and liabilities of John Hancock Cash Reserve, Inc. (the "Fund"), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers or other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Cash Reserve, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 15, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the dividends of the Fund during its fiscal year ended December 31, 1995. All of the dividends paid for the fiscal year are taxable as ordinary income. None of the 1995 dividends qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for calendar year 1995.

                                      NOTES

                     John Hancock Funds - Cash Reserve, Inc.

[LOGO] JOHN HANDCOCK FUNDS                                         Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                               U.S. Postage
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--------------------------------------------------------------------------------
   This report is for the information of shareholders of John Hancock Cash Reserve, Inc. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


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Paper."]

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